EXHIBIT 10.31

                                 March 22, 2006

Falcon Natural Gas Corp.
Westchase Center
2500 City West Blvd., Suite 300
Houston TX 77042

Attention: Mr. Fred B. Zaziski, President and CEO

Dear Mr. Zaziski:

      As requested, we have made an estimate of the reserves and future production and income attributable to certain leasehold interests of Falcon Natural Gas Corporation (Falcon) as of December 31, 2005. This report is based on constant prices and costs as set forth in this letter. The subject property is located in the state of Louisiana. The results of this study are summarized below:

                         FALCON NATURAL GAS CORPORATION
                     Estimated Net Reserves and Income Data
                   Attributable to Certain Leasehold Interests
                                    SEC Case
                             As of December 31, 2005

                                          Proved
                                       Undeveloped
                                     ---------------
      Remaining Reserves
      ------------------
        Oil/Condensate - MBbls                   364
        Gas - MMCF                            16,226

      Income Data
      -----------
        Future Gross Revenue         $   244,849,296
        Deductions                        24,275,750
                                     ---------------
        Future Net Income            $   220,573,504

      Discounted FNI @ 10%           $   136,224,192

From Landmark Graphics' "Aries" (totals shown above may not add to the summary cash flow tables due to rounding).

Falcon Natural Gas Corp.
March 22, 2006
Page 2

      The discounted future net income shown above is based on a discount rate of 10 percent per annum compounded monthly. Future net income was discounted at five other discount rates, which are compounded monthly. These data are shown on each estimated projection of future production and income presented in a later section of this report and are summarized as follows:

      Discount Rate              Total
         Percent                Proved
      -------------         -------------
            15              $ 112,105,992
            20              $  94,302,695
            25              $  80,720,320
            30              $  70,073,250
            35              $  61,537,906

      These data are presented for your information and should not be construed as our estimate of fair market value.

      Liquid Hydrocarbon Volumes are expressed in thousands of barrels (MBbls). A barrel is equivalent to 42 United States gallons. Gas Volumes are expressed in millions of standard cubic feet (MMCF) at the contract temperature and pressure base of the state of Texas.

Reserve Definitions

      The proved reserves included herein conform to the definitions as set forth in the Securities and Exchange Commission's Regulation S-X Part 210.4-10
(a) as clarified by various Commission Staff Accounting Bulletins and to the definitions endorsed by the Society of Petroleum Engineers (SPE), the Society of Petroleum Evaluation Engineers (SPEE) and the World Petroleum Congresses (WPC). Definitions of these reserves are included immediately following this letter.

Estimate of Reserves

      Estimates of reserves were prepared by the use of geological and engineering methods generally accepted by the petroleum industry. The method or combination of methods utilized in the analysis of each reservoir was tempered by experience in the area, stage of development, quality, completeness of basic data, and production history.

Falcon Natural Gas Corp.
March 22, 2006
Page 3

      Where applicable, the volumetric method was employed for determining the original quantities of hydrocarbons in place. Where sufficient geological data was available, structural maps were prepared to delineate each reservoir and isopachous maps were constructed to determine reservoir volumes. Electrical logs, core analysis, and other available data were used to prepare these maps as well as to determine representative values for porosity and interstitial water saturation. Reserves based upon volumetric calculations or other methods such as analogy with offset wells are usually subject to greater revision than those based upon production and/or pressure performance data. Therefore, it may be necessary to revise these estimates up or down in the future as more reliable engineering data becomes available.

      Reserves of depletion-type reservoirs or those whose performance disclosed reliable decline in production-rate trends or other diagnostic characteristics were estimated by the application of appropriate decline curves or other performance relationships. In the analysis of production decline curves, reserves were established only to a calculated economic limit.

Estimate of Future Producing Rates

      Initial production rates were based on the current rates for those reservoirs now on production. If no production decline was established, a decline profile analogous to similar wells was used. If a decline trend was established, this trend was used as the basis for estimating future rates.

Product Prices

      The product prices used in the current report were provided by Falcon and are effective December 31, 2005.

      Liquid Prices

      For this report a liquid hydrocarbon price of $57.50 per barrel was used. This price was held constant over the life of the reserves with no future price escalation. The resulting overall average price for liquid hydrocarbon reserves is $57.50. The liquid hydrocarbon reserves account for 8.5 percent of the total proved reserves.

      Gas Prices

      For this report a gas price of $13.80 per MCF was used. BTUs and shrinkage charges were applied to each individual property. This price was held constant over the life of the reserves with no future price escalation. The resulting overall average price for the gas reserves is $13.80 per MCF and account for
91.5 percent of the total proved reserves.

Falcon Natural Gas Corp.
March 22, 2006
Page 4

Income Data

      The future gross revenue is determined before deduction of production and ad valorem taxes. Future net income is determined after deduction of the normal costs of operating the wells and recompletion and development costs. The operating, recompletion and development costs were held constant for the life of the reserves. The future net income is before the deduction for state and federal income taxes and has not been adjusted for outstanding loans, which may exist. It does not include any adjustment for cash on hand or undistributed income.

      Tables 1 and 2 are the Grand Summaries by reserve category. Tables 3 through 5 are the individual lease projections for the Wyandotte Field. Following the tables, which represents our estimated projections for a particular property, are the production decline curves which graphically illustrates past hydrocarbon production history and our estimated projection of future production.

General

      The reserves included in this report are estimates only and should not be construed as being exact quantities. They may or may not be actually recovered and, if recovered, the revenues there from and the actual costs related thereto could be more or less than the estimated amounts. Because of governmental policies and uncertainties of supply and demand, the actual sales volumes and the prices received from the reserves, along with the costs incurred in recovering such reserves, may vary from those assumptions included in this report. Also, estimates of reserves may increase or decrease as a result of future operations.

      We are qualified to perform engineering evaluations and do not claim expertise in accounting or legal matters. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering data and therefore, our conclusions necessarily represent only our best- informed professional judgments.

      The titles to the properties have not been examined by R. A. Lenser and Associates, Inc. nor has the actual degree or type of interest owned been independently confirmed. The data used in our estimates were obtained from Falcon and were accepted as accurate. For the purposes of this report, a field inspection of the properties was not performed nor was the mechanical operation or condition of the wells and their related facilities examined. We have not investigated possible environmental liability related to the properties and; therefore, our estimates do not include any costs which may be incurred due to such possible liability.

Falcon Natural Gas Corp.
March 22, 2006
Page 5

      We are independent petroleum engineers and geologists; we do not own an interest in these properties and are not employed on a contingent basis. Basic geologic and field performance data together with our engineering work sheets are maintained on file in our office and are available for review.

                                            Very truly yours,

                                            R. A. LENSER AND ASSOCIATES, INC.

                                            /s/ Ronald A. Lenser

                                            Ronald A. Lenser
                                            Registered Professional Engineer
                                            PE No. 30558

RAL/hmg

R.A.LENSER & ASSOCIATES                        FALCON NATURAL GAS CORP.
     HOUSTON, TEXAS                       ESTIMATED RESERVES AND ECONOMICS
                                     ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                              AS OF DECEMBER 31, 2005

   WYANDOTTE FLD. ST. MARY CO. LA                                                                     TABLE 4
   FALCON NATURAL  GAS CORP
   RESERVOIR: DB-1                                                                                  RESERVE TYPE
   INGLEWOOD INVESTMENTS #2 LOC BP1                                                                 PROVED UNDEVELOPED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL      0.9375001  0.6562500   0.6562500  0.6562500           57.50       0.00       13.80         10.0000     12171.927
 FINAL        0.9374998  0.6562501   0.6562501  0.6562499           57.50       0.00       13.80         15.0000      7145.127
                                                                                                         20.0000      4306.033
 REMARKS                                                                                                 25.0000      2657.813
                                                                                                         30.0000      1676.646
                                                                                                         35.0000      1079.016

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------    --AVERAGE PRICES--

 -END-
 MO-YR   WELLS     Oil/Cond      Plant Prod.        Gas          Oil/Cond     Plant Prod.      Sales Gas     Oil/Co     Gas
 -----  ------   ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--    --$/bbl  --$/MCF--
 12-06      0.          0.000          0.000             0.          0.000          0.000             0.       0.00       0.00
 12-07      0.          0.000          0.000             0.          0.000          0.000             0.       0.00       0.00
 12-08      0.          0.000          0.000             0.          0.000          0.000             0.       0.00       0.00
 12-09      0.          0.000          0.000             0.          0.000          0.000             0.       0.00       0.00
 12-10      0.          0.000          0.000             0.          0.000          0.000             0.       0.00       0.00
 12-11      0.          0.000          0.000             0.          0.000          0.000             0.       0.00       0.00
 12-12      0.          0.000          0.000             0.          0.000          0.000             0.       0.00       0.00
 12-13      0.          0.000          0.000             0.          0.000          0.000             0.       0.00       0.00
 12-14      0.          0.000          0.000             0.          0.000          0.000             0.       0.00       0.00
 12-15      1.          3.390          0.000           178.          2.225          0.000           115.      57.50      13.80
 12-16      1.         19.137          0.000          1007.         12.559          0.000           648.      57.50      13.80
 12-17      1.         17.223          0.000           906.         11.303          0.000           583.      57.50      13.80
 12-18      1.         15.501          0.000           816.         10.172          0.000           525.      57.50      13.80
 12-19      1.         13.951          0.000           734.          9.155          0.000           472.      57.50      13.80
 12-20      1.         10.340          0.000           544.          6.785          0.000           350.      57.50      13.80

 Sub-T      1.         79.542          0.000          4186.         52.199          0.000          2692.      57.50      13.80
 After      1.          1.531          0.000            81.          1.005          0.000            52.      57.50      13.80
 Total      1.         81.073          0.000          4267.         53.204          0.000          2744.      57.50      13.80

 Cumulative             0.000          0.000             0.     NET GAS VOLUME REFLECTS  2.0 % SHRINKAGE
 Ultimate              81.073          0.000          4267.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR    Oil/Cond     Plt. Products        Gas        Other       Total           SEV TAX         ADV TAX      AFTER SEV & ADV
 -----   -----$------   -----$------    -----$-----  ----$-----  ----$-----      -----$-----    ------$----     -------$-------
 12-06             0.             0.             0.          0.          0.               0.             0.                  0.
 12-07             0.             0.             0.          0.          0.               0.             0.                  0.
 12-08             0.             0.             0.          0.          0.               0.             0.                  0.
 12-09             0.             0.             0.          0.          0.               0.             0.                  0.
 12-10             0.             0.             0.          0.          0.               0.             0.                  0.
 12-11             0.             0.             0.          0.          0.               0.             0.                  0.
 12-12             0.             0.             0.          0.          0.               0.             0.                  0.
 12-13             0.             0.             0.          0.          0.               0.             0.                  0.
 12-14             0.             0.             0.          0.          0.               0.             0.                  0.
 12-15        127925.             0.       1583578.          0.    1711503.           44908.             0.            1666595.
 12-16        722122.             0.       8939107.          0.    9661227.          253501.             0.            9407727.
 12-17        649910.             0.       8045196.          0.    8695106.          228151.             0.            8466954.
 12-18        584919.             0.       7240676.          0.    7825594.          205336.             0.            7620260.
 12-19        526427.             0.       6516608.          0.    7043036.          184802.             0.            6858233.
 12-20        390162.             0.       4829800.          0.    5219962.          136967.             0.            5082996.

 Sub-T       3001464.             0.      37154964.          0.   40156428.         1053665.             0.           39102764.
 After         57775.             0.        715192.          0.     772967.           20282.             0.             752685.
 Total       3059239.             0.      37870156.          0.   40929396.         1073947.             0.           39855448.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10.0%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-06              0.             0.             0.             0.             0.             0.             0.             0.
 12-07              0.             0.             0.             0.             0.             0.             0.             0.
 12-08              0.             0.             0.             0.             0.             0.             0.             0.
 12-09              0.             0.             0.             0.             0.             0.             0.             0.
 12-10              0.             0.             0.             0.             0.             0.             0.             0.
 12-11              0.             0.             0.             0.             0.             0.             0.             0.
 12-12              0.             0.             0.             0.             0.             0.             0.             0.
 12-13              0.             0.             0.             0.             0.             0.             0.             0.
 12-14              0.             0.             0.             0.             0.             0.             0.             0.
 12-15           7500.        937500.             0.             0.        945000.        721595.        721595.        274607.
 12-16          45000.             0.             0.             0.         45000.       9362727.      10084322.       3445916.
 12-17          45000.             0.             0.             0.         45000.       8421954.      18506276.       2817882.
 12-18          45000.             0.             0.             0.         45000.       7575260.      26081536.       2304172.
 12-19          45000.             0.             0.             0.         45000.       6813233.      32894768.       1883988.
 12-20          45000.             0.             0.             0.         45000.       5037996.      37932764.       1274233.

 Sub-T         232500.        937500.             0.             0.       1170000.      37932764.      37932764.      12000798.
 After          26250.             0.             0.             0.         26250.        726435.      38659200.        171128.
 Total         258750.        937500.             0.             0.       1196250.      38659200.      38659200.      12171926.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

R.A.LENSER & ASSOCIATES                       FALCON NATURAL GAS CORP.
     HOUSTON, TEXAS                       ESTIMATED RESERVES AND ECONOMICS
                                     ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                              AS OF DECEMBER 31, 2005

   WYANDOTTE FLD. ST. MARY CO. LA                                                                     TABLE 3
   FALCON NATURAL  GAS CORP
   RESERVOIR: DB-3 UPPER                                                                            RESERVE TYPE
   INGLEWOOD INVESTMENTS #2 LOC.                                                                    PROVED UNDEVELOPED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL      0.9375000  0.6562500   0.6562500  0.6562500           57.50       0.00       13.80         10.0000     85788.867
 FINAL        0.9374999  0.6562500   0.6562500  0.6562501           57.50       0.00       13.80         15.0000     72650.648
                                                                                                         20.0000     62467.895
 REMARKS                                                                                                 25.0000     54418.937
                                                                                                         30.0000     47943.473
                                                                                                         35.0000     42650.957

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------    --AVERAGE PRICES--

 -END-
 MO-YR   WELLS     Oil/Cond      Plant Prod.        Gas          Oil/Cond     Plant Prod.      Sales Gas     Oil/Co     Gas
 -----  ------   ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--    --$/bbl  --$/MCF--
 12-06      1.         31.937          0.000          1426.         20.958          0.000           917.      57.50      13.80
 12-07      1.         50.382          0.000          2249.         33.063          0.000          1447.      57.50      13.80
 12-08      1.         45.344          0.000          2024.         29.757          0.000          1302.      57.50      13.80
 12-09      1.         40.810          0.000          1822.         26.781          0.000          1172.      57.50      13.80
 12-10      1.         36.729          0.000          1640.         24.103          0.000          1055.      57.50      13.80
 12-11      1.         33.056          0.000          1476.         21.693          0.000           949.      57.50      13.80
 12-12      1.         29.750          0.000          1328.         19.524          0.000           854.      57.50      13.80
 12-13      1.         26.775          0.000          1195.         17.571          0.000           769.      57.50      13.80
 12-14      1.         21.330          0.000           952.         13.997          0.000           612.      57.50      13.80
 12-15      1.          3.379          0.000           151.          2.217          0.000            97.      57.50      13.80
 12-16
 12-17
 12-18
 12-19
 12-20

 Sub-T      1.        319.491          0.000         14263.        209.666          0.000          9173.      57.50      13.80
 After      0.          0.000          0.000             0.          0.000          0.000             0.       0.00       0.00
 Total      1.        319.491          0.000         14263.        209.666          0.000          9173.      57.50      13.80

 Cumulative             0.000          0.000             0.     NET GAS VOLUME REFLECTS  2.0 % SHRINKAGE
 Ultimate             319.491          0.000         14263.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR    Oil/Cond     Plt. Products        Gas        Other       Total           SEV TAX         ADV TAX      AFTER SEV & ADV
 -----   -----$------   -----$------    -----$-----  ----$-----  ----$-----      -----$-----    ------$----     -------$-------
 12-06       1205105.             0.      12653604.          0.   13858708.          381704.             0.           13477005.
 12-07       1901148.             0.      19962054.          0.   21863204.          602168.             0.           21261036.
 12-08       1711033.             0.      17965850.          0.   19676882.          541951.             0.           19134932.
 12-09       1539930.             0.      16169265.          0.   17709194.          487756.             0.           17221438.
 12-10       1385937.             0.      14552339.          0.   15938278.          438980.             0.           15499297.
 12-11       1247343.             0.      13097106.          0.   14344450.          395082.             0.           13949367.
 12-12       1122609.             0.      11787396.          0.   12910005.          355574.             0.           12554432.
 12-13       1010348.             0.      10608656.          0.   11619005.          320017.             0.           11298989.
 12-14        804855.             0.       8450980.          0.    9255835.          254929.             0.            9000906.
 12-15        127487.             0.       1338611.          0.    1466098.           40380.             0.            1425718.
 12-16
 12-17
 12-18
 12-19
 12-20

 Sub-T      12055796.             0.     126585856.          0.  138641664.         3818542.             0.          134823120.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total      12055796.             0.     126585856.          0.  138641664.         3818542.             0.          134823120.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10.0%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-06          26250.       7860900.             0.             0.       7887150.       5589855.       5589855.       4840735.
 12-07          45000.             0.             0.             0.         45000.      21216036.      26805892.      18411954.
 12-08          45000.             0.             0.             0.         45000.      19089932.      45895824.      15060778.
 12-09          45000.             0.             0.             0.         45000.      17176438.      63072264.      12319230.
 12-10          45000.             0.             0.             0.         45000.      15454297.      78526560.      10076439.
 12-11          45000.             0.             0.             0.         45000.      13904367.      92430928.       8241694.
 12-12          45000.             0.             0.             0.         45000.      12509432.     104940360.       6740782.
 12-13          45000.             0.             0.             0.         45000.      11253989.     116194352.       5512982.
 12-14          45000.             0.             0.             0.         45000.       8955906.     125150256.       4006072.
 12-15          37500.             0.             0.             0.         37500.       1388218.     126538472.        578204.
 12-16
 12-17
 12-18
 12-19
 12-20

 Sub-T         423750.       7860900.             0.             0.       8284650.     126538472.     126538472.      85788880.
 After              0.             0.             0.             0.             0.             0.     126538472.             0.
 Total         423750.       7860900.             0.             0.       8284650.     126538472.     126538472.      85788880.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

R.A.LENSER & ASSOCIATES                        FALCON NATURAL GAS CORP.
     HOUSTON, TEXAS                       ESTIMATED RESERVES AND ECONOMICS
                                     ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                               AS OF DECEMBER 31, 2005

   WYANDOTTE FLD. ST. MARY CO. LA                                                                     TABLE 5
   FALCON NATURAL  GAS CORP
   RESERVOIR: DB-3 LOWER                                                                            RESERVE TYPE
   INGLEWOOD INVESTMENTS #3 LOC.                                                                    PROVED UNDEVELOPED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL      0.9375000  0.6562500   0.6562500  0.6562500           57.50       0.00       13.80         10.0000     38263.402
 FINAL        0.9375000  0.6562500   0.6562500  0.6562501           57.50       0.00       13.80         15.0000     32310.209
                                                                                                         20.0000     27528.764
 REMARKS                                                                                                 25.0000     23643.566
                                                                                                         30.0000     20453.135
                                                                                                         35.0000     17807.936

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------    --AVERAGE PRICES--

 -END-
 MO-YR   WELLS     Oil/Cond      Plant Prod.        Gas          Oil/Cond     Plant Prod.      Sales Gas     Oil/Co     Gas
 -----  ------   ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--    --$/bbl  --$/MCF--
 12-06      0.          0.000          0.000             0.          0.000          0.000             0.       0.00       0.00
 12-07      1.         23.423          0.000          1018.         15.371          0.000           655.      57.50      13.80
 12-08      1.         36.951          0.000          1607.         24.249          0.000          1033.      57.50      13.80
 12-09      1.         33.256          0.000          1446.         21.824          0.000           930.      57.50      13.80
 12-10      1.         29.931          0.000          1301.         19.642          0.000           837.      57.50      13.80
 12-11      1.         25.624          0.000          1114.         16.816          0.000           717.      57.50      13.80
 12-12      1.          4.915          0.000           214.          3.225          0.000           137.      57.50      13.80
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19
 12-20

 Sub-T      1.        154.100          0.000          6700.        101.128          0.000          4309.      57.50      13.80
 After      0.          0.000          0.000             0.          0.000          0.000             0.       0.00       0.00
 Total      1.        154.100          0.000          6700.        101.128          0.000          4309.      57.50      13.80

 Cumulative             0.000          0.000             0.     NET GAS VOLUME REFLECTS  2.0 % SHRINKAGE
 Ultimate             154.100          0.000          6700.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR    Oil/Cond     Plt. Products        Gas        Other       Total           SEV TAX         ADV TAX      AFTER SEV & ADV
 -----   -----$------   -----$------    -----$-----  ----$-----  ----$-----      -----$-----    ------$----     -------$-------
 12-06             0.             0.             0.          0.          0.               0.             0.                  0.
 12-07        883846.             0.       9038288.          0.    9922134.          275528.             0.            9646607.
 12-08       1394337.             0.      14258610.          0.   15652945.          434667.             0.           15218278.
 12-09       1254903.             0.      12832746.          0.   14087650.          391200.             0.           13696450.
 12-10       1129413.             0.      11549473.          0.   12678888.          352080.             0.           12326806.
 12-11        966911.             0.       9887717.          0.   10854629.          301422.             0.           10553206.
 12-12        185458.             0.       1896511.          0.    2081969.           57814.             0.            2024155.
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19
 12-20

 Sub-T       5814868.             0.      59463344.          0.   65278212.         1812711.             0.           63465508.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total       5814868.             0.      59463344.          0.   65278212.         1812711.             0.           63465508.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10.0%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-06              0.             0.             0.             0.             0.             0.             0.             0.
 12-07          26250.       7860900.             0.             0.       7887150.       1759457.       1759457.       1144496.
 12-08          45000.             0.             0.             0.         45000.      15173278.      16932736.      11970786.
 12-09          45000.             0.             0.             0.         45000.      13651450.      30584186.       9791054.
 12-10          45000.             0.             0.             0.         45000.      12281806.      42865992.       8007932.
 12-11          45000.             0.             0.             0.         45000.      10508206.      53374200.       6241302.
 12-12          22500.             0.             0.             0.         22500.       2001655.      55375856.       1107828.
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19
 12-20

 Sub-T         228750.       7860900.             0.             0.       8089650.      55375856.      55375856.      38263396.
 After              0.             0.             0.             0.             0.             0.      55375856.             0.
 Total         228750.       7860900.             0.             0.       8089650.      55375856.      55375856.      38263396.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

R.A.LENSER & ASSOCIATES                        FALCON NATURAL GAS CORP.
     HOUSTON, TEXAS                       ESTIMATED RESERVES AND ECONOMICS
                                     ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                               AS OF DECEMBER 31, 2005

   GRAND SUMMARY                                                                                      TABLE 2
   PROVED UNDEVELOPED RESERVES
                                                                                                    RESERVE TYPE
                                                                                                    PROVED UNDEVELOPED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL                                                                                                 10.0000    136224.188
 FINAL                                                                                                   15.0000    112105.992
                                                                                                         20.0000     94302.695
                                                                                                         25.0000     80720.320
                                                                                                         30.0000     70073.250
                                                                                                         35.0000     61537.906

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------    --AVERAGE PRICES--

 -END-
 MO-YR   WELLS     Oil/Cond      Plant Prod.        Gas          Oil/Cond     Plant Prod.      Sales Gas     Oil/Co     Gas
 -----  ------   ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--    --$/bbl  --$/MCF--
 12-06      1.         31.937          0.000          1426.         20.958          0.000           917.      57.50      13.80
 12-07      2.         73.805          0.000          3268.         48.435          0.000          2101.      57.50      13.80
 12-08      2.         82.296          0.000          3631.         54.006          0.000          2335.      57.50      13.80
 12-09      2.         74.066          0.000          3268.         48.606          0.000          2102.      57.50      13.80
 12-10      2.         66.659          0.000          2941.         43.745          0.000          1891.      57.50      13.80
 12-11      2.         58.680          0.000          2590.         38.509          0.000          1666.      57.50      13.80
 12-12      2.         34.665          0.000          1542.         22.749          0.000           992.      57.50      13.80
 12-13      1.         26.775          0.000          1195.         17.571          0.000           769.      57.50      13.80
 12-14      1.         21.330          0.000           952.         13.997          0.000           612.      57.50      13.80
 12-15      1.          6.769          0.000           329.          4.442          0.000           212.      57.50      13.80
 12-16      1.         19.137          0.000          1007.         12.559          0.000           648.      57.50      13.80
 12-17      1.         17.223          0.000           906.         11.303          0.000           583.      57.50      13.80
 12-18      1.         15.501          0.000           816.         10.172          0.000           525.      57.50      13.80
 12-19      1.         13.951          0.000           734.          9.155          0.000           472.      57.50      13.80
 12-20      1.         10.340          0.000           544.          6.785          0.000           350.      57.50      13.80

 Sub-T      1.        553.133          0.000         25149.        362.994          0.000         16174.      57.50      13.80
 After      1.          1.531          0.000            81.          1.005          0.000            52.      57.50      13.80
 Total      1.        554.664          0.000         25230.        363.998          0.000         16226.      57.50      13.80

 Cumulative             0.000          0.000             0.     NET GAS VOLUME REFLECTS  0.0 % SHRINKAGE
 Ultimate             554.664          0.000         25230.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR    Oil/Cond     Plt. Products        Gas        Other       Total           SEV TAX         ADV TAX      AFTER SEV & ADV
 -----   -----$------   -----$------    -----$-----  ----$-----  ----$-----      -----$-----    ------$----     -------$-------
 12-06       1205105.             0.      12653604.          0.   13858708.          381704.             0.           13477005.
 12-07       2784994.             0.      29000342.          0.   31785338.          877696.             0.           30907644.
 12-08       3105370.             0.      32224460.          0.   35329828.          976618.             0.           34353208.
 12-09       2794833.             0.      29002012.          0.   31796844.          878956.             0.           30917888.
 12-10       2515350.             0.      26101812.          0.   28617166.          791061.             0.           27826104.
 12-11       2214254.             0.      22984824.          0.   25199080.          696505.             0.           24502572.
 12-12       1308067.             0.      13683907.          0.   14991974.          413388.             0.           14578587.
 12-13       1010348.             0.      10608656.          0.   11619005.          320017.             0.           11298989.
 12-14        804855.             0.       8450980.          0.    9255835.          254929.             0.            9000906.
 12-15        255412.             0.       2922189.          0.    3177601.           85288.             0.            3092312.
 12-16        722122.             0.       8939107.          0.    9661227.          253501.             0.            9407727.
 12-17        649910.             0.       8045196.          0.    8695106.          228151.             0.            8466954.
 12-18        584919.             0.       7240676.          0.    7825594.          205336.             0.            7620260.
 12-19        526427.             0.       6516608.          0.    7043036.          184802.             0.            6858233.
 12-20        390162.             0.       4829800.          0.    5219962.          136967.             0.            5082996.

 Sub-T      20872128.             0.     223204144.          0.  244076336.         6684918.             0.          237391424.
 After         57775.             0.        715192.          0.     772967.           20282.             0.             752685.
 Total      20929902.             0.     223919344.          0.  244849296.         6705200.             0.          238144112.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10.0%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-06          26250.       7860900.             0.             0.       7887150.       5589855.       5589855.       4840735.
 12-07          71250.       7860900.             0.             0.       7932150.      22975492.      28565348.      19556450.
 12-08          90000.             0.             0.             0.         90000.      34263208.      62828556.      27031564.
 12-09          90000.             0.             0.             0.         90000.      30827888.      93656448.      22110284.
 12-10          90000.             0.             0.             0.         90000.      27736104.     121392552.      18084370.
 12-11          90000.             0.             0.             0.         90000.      24412572.     145805120.      14482996.
 12-12          67500.             0.             0.             0.         67500.      14511087.     160316208.       7848610.
 12-13          45000.             0.             0.             0.         45000.      11253989.     171570192.       5512982.
 12-14          45000.             0.             0.             0.         45000.       8955906.     180526096.       4006072.
 12-15          45000.        937500.             0.             0.        982500.       2109812.     182635904.        852812.
 12-16          45000.             0.             0.             0.         45000.       9362727.     191998624.       3445916.
 12-17          45000.             0.             0.             0.         45000.       8421954.     200420576.       2817882.
 12-18          45000.             0.             0.             0.         45000.       7575260.     207995840.       2304172.
 12-19          45000.             0.             0.             0.         45000.       6813233.     214809072.       1883988.
 12-20          45000.             0.             0.             0.         45000.       5037996.     219847072.       1274233.

 Sub-T         885000.      16659300.             0.             0.      17544300.     219847072.     219847072.     136053072.
 After          26250.             0.             0.             0.         26250.        726435.     220573504.        171128.
 Total         911250.      16659300.             0.             0.      17570550.     220573504.     220573504.     136224192.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

R.A.LENSER & ASSOCIATES                       FALCON NATURAL GAS CORP.
     HOUSTON, TEXAS                       ESTIMATED RESERVES AND ECONOMICS
                                     ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                             AS OF DECEMBER 31, 2005

   GRAND TOTAL                                                                                        TABLE 1
   TOTAL PROVED RESERVES
                                                                                                    RESERVE TYPE
                                                                                                    TOTAL PROVED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL                                                                                                 10.0000    136224.188
 FINAL                                                                                                   15.0000    112105.992
                                                                                                         20.0000     94302.695
                                                                                                         25.0000     80720.320
                                                                                                         30.0000     70073.250
                                                                                                         35.0000     61537.906

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------    --AVERAGE PRICES--

 -END-
 MO-YR   WELLS     Oil/Cond      Plant Prod.        Gas          Oil/Cond     Plant Prod.      Sales Gas     Oil/Co     Gas
 -----  ------   ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--    --$/bbl  --$/MCF--
 12-06      1.         31.937          0.000          1426.         20.958          0.000           917.      57.50      13.80
 12-07      2.         73.805          0.000          3268.         48.435          0.000          2101.      57.50      13.80
 12-08      2.         82.296          0.000          3631.         54.006          0.000          2335.      57.50      13.80
 12-09      2.         74.066          0.000          3268.         48.606          0.000          2102.      57.50      13.80
 12-10      2.         66.659          0.000          2941.         43.745          0.000          1891.      57.50      13.80
 12-11      2.         58.680          0.000          2590.         38.509          0.000          1666.      57.50      13.80
 12-12      2.         34.665          0.000          1542.         22.749          0.000           992.      57.50      13.80
 12-13      1.         26.775          0.000          1195.         17.571          0.000           769.      57.50      13.80
 12-14      1.         21.330          0.000           952.         13.997          0.000           612.      57.50      13.80
 12-15      1.          6.769          0.000           329.          4.442          0.000           212.      57.50      13.80
 12-16      1.         19.137          0.000          1007.         12.559          0.000           648.      57.50      13.80
 12-17      1.         17.223          0.000           906.         11.303          0.000           583.      57.50      13.80
 12-18      1.         15.501          0.000           816.         10.172          0.000           525.      57.50      13.80
 12-19      1.         13.951          0.000           734.          9.155          0.000           472.      57.50      13.80
 12-20      1.         10.340          0.000           544.          6.785          0.000           350.      57.50      13.80

 Sub-T      1.        553.133          0.000         25149.        362.994          0.000         16174.      57.50      13.80
 After      1.          1.531          0.000            81.          1.005          0.000            52.      57.50      13.80
 Total      1.        554.664          0.000         25230.        363.998          0.000         16226.      57.50      13.80

 Cumulative             0.000          0.000             0.     NET GAS VOLUME REFLECTS  0.0 % SHRINKAGE
 Ultimate             554.664          0.000         25230.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR    Oil/Cond     Plt. Products        Gas        Other       Total           SEV TAX         ADV TAX      AFTER SEV & ADV
 -----   -----$------   -----$------    -----$-----  ----$-----  ----$-----      -----$-----    ------$----     -------$-------
 12-06       1205105.             0.      12653604.          0.   13858708.          381704.             0.           13477005.
 12-07       2784994.             0.      29000342.          0.   31785338.          877696.             0.           30907644.
 12-08       3105370.             0.      32224460.          0.   35329828.          976618.             0.           34353208.
 12-09       2794833.             0.      29002012.          0.   31796844.          878956.             0.           30917888.
 12-10       2515350.             0.      26101812.          0.   28617166.          791061.             0.           27826104.
 12-11       2214254.             0.      22984824.          0.   25199080.          696505.             0.           24502572.
 12-12       1308067.             0.      13683907.          0.   14991974.          413388.             0.           14578587.
 12-13       1010348.             0.      10608656.          0.   11619005.          320017.             0.           11298989.
 12-14        804855.             0.       8450980.          0.    9255835.          254929.             0.            9000906.
 12-15        255412.             0.       2922189.          0.    3177601.           85288.             0.            3092312.
 12-16        722122.             0.       8939107.          0.    9661227.          253501.             0.            9407727.
 12-17        649910.             0.       8045196.          0.    8695106.          228151.             0.            8466954.
 12-18        584919.             0.       7240676.          0.    7825594.          205336.             0.            7620260.
 12-19        526427.             0.       6516608.          0.    7043036.          184802.             0.            6858233.
 12-20        390162.             0.       4829800.          0.    5219962.          136967.             0.            5082996.

 Sub-T      20872128.             0.     223204144.          0.  244076336.         6684918.             0.          237391424.
 After         57775.             0.        715192.          0.     772967.           20282.             0.             752685.
 Total      20929902.             0.     223919344.          0.  244849296.         6705200.             0.          238144112.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10.0%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-06          26250.       7860900.             0.             0.       7887150.       5589855.       5589855.       4840735.
 12-07          71250.       7860900.             0.             0.       7932150.      22975492.      28565348.      19556450.
 12-08          90000.             0.             0.             0.         90000.      34263208.      62828556.      27031564.
 12-09          90000.             0.             0.             0.         90000.      30827888.      93656448.      22110284.
 12-10          90000.             0.             0.             0.         90000.      27736104.     121392552.      18084370.
 12-11          90000.             0.             0.             0.         90000.      24412572.     145805120.      14482996.
 12-12          67500.             0.             0.             0.         67500.      14511087.     160316208.       7848610.
 12-13          45000.             0.             0.             0.         45000.      11253989.     171570192.       5512982.
 12-14          45000.             0.             0.             0.         45000.       8955906.     180526096.       4006072.
 12-15          45000.        937500.             0.             0.        982500.       2109812.     182635904.        852812.
 12-16          45000.             0.             0.             0.         45000.       9362727.     191998624.       3445916.
 12-17          45000.             0.             0.             0.         45000.       8421954.     200420576.       2817882.
 12-18          45000.             0.             0.             0.         45000.       7575260.     207995840.       2304172.
 12-19          45000.             0.             0.             0.         45000.       6813233.     214809072.       1883988.
 12-20          45000.             0.             0.             0.         45000.       5037996.     219847072.       1274233.

 Sub-T         885000.      16659300.             0.             0.      17544300.     219847072.     219847072.     136053072.
 After          26250.             0.             0.             0.         26250.        726435.     220573504.        171128.
 Total         911250.      16659300.             0.             0.      17570550.     220573504.     220573504.     136224192.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT